EXHIBIT 10.5

INTERIM MEASURES AGREEMENT

This Agreement is made as of January 1, 1999 between

             GRANT BROTHERS SALES, LIMITED, a corporation existing under the laws of Canada ("Grant Brothers"),

                                       and

             GRANT AUTOMOTIVE GROUP INC., a corporation existing under the laws of Ontario ("Grant Auto")

                                       and

             SPECTRE INDUSTRIES, INC., a corporation existing under the laws of Nevada ("Spectre Industries").

RECITALS

A. Grant Brothers and Grant Auto entered into an asset purchase agreement of even date (the "Asset Purchase Agreement"). Then Grant Brothers and Spectre Industries entered into a share purchase agreement of even date (the "Share Purchase Agreement") under which Spectre Industries purchased all the shares of Grant Auto. Satisfaction of part of the Purchase Price has been deferred and, as a result, Spectre Industries has pledged the Purchased Shares to Grant Brothers pending full satisfaction of the Purchase Price.

B. Then Grant Brothers and Grant Auto entered into a management services agreement of even date (the "Management Services Agreement") under which Grant Brothers is obliged to provide certain services to Grant Auto and to take certain actions.

C. The purpose of this Agreement is (1) to oblige Grant Auto and Spectre Industries to refrain from taking certain actions, and (2) to relieve Grant Brothers from certain obligations under the Management Services Agreement and the Asset Purchase Agreement, until Spectre Industries has made full satisfaction in respect of the Purchase Price.

For value received, the parties agree as follows.

1. Incorporated Terms. Sections 1, 6 and 7 of the Share Purchase Agreement are hereby incorporated into this Agreement, with such modifications as the circumstances require. Any notice to Grant Auto under this Agreement must be made in the manner set out in the Management Services Agreement.


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2. Conflicts. If there is a conflict between any term of this Agreement and any term of the Asset Purchase Agreement, the Share Purchase Agreement or the Management Services Agreement, the relevant term of this Agreement is to prevail.

3. Interim Relief from Obligations. Until such time as Spectre Industries has fulfilled all of its payment and share delivery obligations in accordance with section 2.2 of the Share Purchase Agreement or in accordance with an acceptable alternative agreed by Grant Brothers and Spectre Industries under section 2.6 of the Share Purchase Agreement:

      (a) Grant Brothers is not required to take any action under section 3.5 of the Management Services Agreement; and

      (b) Grant Brothers is not required to take any action under sections 2.3(b) or 2.4(d) of the Asset Purchase Agreement.

4. No Payments to Spectre Industries. Until such time as Spectre Industries has fulfilled all of its payment and share delivery obligations in accordance with section 2.2 of the Share Purchase Agreement or in accordance with an acceptable alternative agreed by Grant Brothers and Spectre Industries under section 2.6 of the Share Purchase Agreement, Grant Auto shall not, and Spectre Industries shall ensure that Grant Auto shall not, without the prior written consent of Grant Brothers, pay, deliver or remit anything of value to Spectre Industries, including any cash, dividends, assets, instruments or other property or proceeds.

The parties have duly executed this Agreement.

                                        GRANT BROTHERS SALES, LIMITED


                                        By: /s/ John D. Grant
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By: /s/ Ian S. Grant
                                           -------------------------------------
                                           Name:
                                           Title:


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                                        GRANT AUTOMOTIVE GROUP INC.

                                        By: /s/ David Nunn
                                           -------------------------------------
                                           Name:  David Nunn
                                           Title: President


                                        SPECTRE INDUSTRIES, INC.

                                        By:  /s/ Olof Hildebrand
                                           -------------------------------------
                                           Name: Olof Hildebrand
                                           Title: Chairman


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